SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant   |X|
Filed by a party other than the Registrant   |_|


Check the appropriate box:
|_|      Preliminary Proxy Statement
|_|      Confidential, For Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|X|      Soliciting Material Under Rule 14a-12


                               MAYTAG CORPORATION
                  ------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      -------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)   Title of each class of securities to which transaction applies:

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          (2)   Aggregate number of securities to which transaction applies:

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          (3)   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4)   Proposed maximum aggregate value of transaction:

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          (5)   Total fee paid:

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|_|    Fee paid previously with preliminary materials.


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|_|    Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)   Amount Previously Paid:

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           (2)   Form, Schedule or Registration Statement No.:

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           (3)   Filing Party:

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           (4)   Date Filed:

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FOR IMMEDIATE RELEASE
Media Contact:  John Daggett
Maytag Corporate Communications
(641) 787-7711
john.daggett@maytag.com


                 MAYTAG ANNOUNCES THIRD QUARTER CONFERENCE CALL

NEWTON, IOWA--(October 6, 2005)--Maytag Corporation (NYSE: MYG) will announce third quarter sales and earnings on Friday, October 21, at approximately 6:00 a.m. CT. The corporation also has scheduled a conference call at 8:30 a.m. CT to present third quarter results. Maytag's Chairman & CEO Ralph F. Hake and CFO George C. Moore will participate in the call. The company will not conduct a question-and-answer session for this conference call.

       Persons wishing to listen should telephone 888-323-2711 AT 8:20 A.M. CT (INTERNATIONAL PARTICIPANTS SHOULD DIAL 210-234-0004) and use the pass code Maytag. The conference call will be recorded and available by telephone from 10:30 a.m. CT October 21 until 10:30 a.m. CT October 25. Persons interested in listening to the conference call tape should call 800-337-5635 or internationally 402-220-9654.

       Additionally, Maytag's conference call will be distributed live over CCBN's Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN's individual investor center at WWW.FULLDISCLOSURE.COM or by visiting any of the investor sites in CCBN's Individual Investor Network. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents (WWW.STREETEVENTS.COM). The audio webcast can also be accessed through Maytag's Web site, WWW.MAYTAGCORP.COM, by clicking on the "Corporate News Center" and then "Conference Calls." Replays will be available on both the Maytag and CCBN Web sites.

         Maytag Corporation is a $4.7 billion home and commercial appliance company focused in North America and in targeted international markets. The corporation's primary brands are Maytag(R), Hoover(R), Jenn-Air(R), Amana(R), Dixie-Narco(R) and Jade(R).

                                      ###



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MAYTAG ADDITIONAL INFORMATION:
This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding anticipated future financial operating performance and results, expectation as to the closing of the transaction with Whirlpool and expectation as to the completion of the new credit facility. These statements are based on the current expectations of management of Maytag. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, with respect to the transaction with Whirlpool (1) Maytag may be unable to obtain shareholder approval required for the transaction; (2) conditions to the closing of the transaction may not be satisfied or the merger agreement may be terminated prior to closing; (3) Maytag may be unable to obtain the regulatory approvals required to close the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on Maytag or cause the parties to abandon the transaction; (4) Maytag may be unable to achieve cost-cutting goals or it may take longer than expected to achieve those goals; (5) the transaction may involve unexpected costs or unexpected liabilities; (6) the credit ratings of Maytag or its subsidiaries may be different from what the parties expect; (7) the businesses of Maytag may suffer as a result of uncertainty surrounding the transaction; (8) the industry may be subject to future regulatory or legislative actions that could adversely affect Maytag; and (9) Maytag may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Maytag are set forth in its filings with the Securities and Exchange Commission ("SEC"), which are available at http://www.maytagcorp.com. Maytag undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION RELATING TO THE PROPOSED MERGER WITH WHIRLPOOL AND WHERE TO FIND IT

Whirlpool and Maytag have filed a preliminary prospectus/proxy statement with the SEC in connection with the proposed transaction. Investors are urged to read the preliminary prospectus/proxy statement, which contains important information. The preliminary prospectus/proxy statement is, and other documents filed by Whirlpool and Maytag with the SEC are, available free of charge at the SEC's website ( http://www.sec.gov ) or from Whirlpool by directing a request to Whirlpool Corporation, 2000 North M-63, Mail Drop 2800, Benton Harbor, MI 49022-2692, Attention: Larry Venturelli, Vice President, Investor Relations, or from Maytag Corporation's Web site at http://www.maytagcorp.com. Neither this communication nor the preliminary prospectus/proxy statement constitute an offer to issue Whirlpool common stock in any jurisdiction outside the United States where such offer or issuance would be prohibited -- such an offer or issuance will only be made in accordance with the applicable laws of such jurisdiction.

Whirlpool, Maytag and their respective directors, executive officers, and other employees may be deemed to be participating in the solicitation of proxies from Maytag stockholders in connection with the approval of the proposed transaction. Information about Whirlpool's directors and executive officers is available in Whirlpool's proxy statement, dated March 18, 2005, for its 2005




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annual meeting of stockholders. Information about Maytag's directors and executive officers is available in Maytag's proxy statement, dated April 4, 2005, for its 2005 annual meeting of stockholders. Additional information about the interests of potential participants is included in the preliminary prospectus/proxy statement Whirlpool and Maytag filed with the SEC.